UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

Vestand Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

104 Apple Blossom Cir.

Brea, CA 92821

(Address of principal executive offices and zip code)

(562) 727-7045

(Registrant’s telephone number, including area code)

Yoshiharu Global Co.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	VSTD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements.

On October 29, 2025, the board of directors (the “Board”) of Vestand Inc. (the “Company”), based on the Company’s Audit Committee Report and on an Independent Accountant’s Report on Applying Agreed-Upon Procedures (the “Independent Accountant Report”) from Oh & Chung LLP (“Oh & Chung”), an independent registered public accounting firm, determined that the Company’s previously filed financial statements (the “Previously Issued Financial Statements”) contained in the Company’s annual and quarterly reports filed with the SEC (the “Reports”) should not be relied upon. The Previously Issued Financial Statements that should not be relied upon are as follows:

●	Unaudited Consolidated Financial Statements for the Three and Nine Months Ended September 30, 2022, and 2021.
●	Audited Consolidated Financial Statement for the Years Ended December 31, 2022, and 2021.
●	Unaudited Consolidated Financial Statements for the Three Months Ended March 31, 2023, and 2022.
●	Unaudited Consolidated Financial Statements for the Three and Six Months Ended June 30, 2023, and 2022.
●	Unaudited Consolidated Financial Statements for the Three and Nine Months Ended September 30, 2023, and 2022.
●	Audited Consolidated Financial Statement for the Years Ended December 31, 2023, and 2022.
●	Unaudited Consolidated Financial Statements for the Three Months Ended March 31, 2024, and 2023.
●	Unaudited Consolidated Financial Statements for the Three and Six Months Ended June 30, 2024, and 2023.
●	Unaudited Consolidated Financial Statements for the Three and Nine Months Ended September 30, 2024, and 2023.
●	Audited Consolidated Financial Statement for the Years Ended December 31, 2024, and 2023.
●	Unaudited Consolidated Financial Statements for the Three Months Ended March 31, 2025, and 2024.
●	Unaudited Consolidated Financial Statements for the Three and Six Months Ended June 30, 2025, and 2024.

The Company is preparing restatements of the Previously Issued Financial Statements to be included in amended Reports to be filed with the SEC.

To assist with the Board’s investigation into possible inaccurate disclosures, inconsistent record-keeping, and other actions (the “Investigation”) of the Company’s past executive management, the Board engaged Oh & Chung to conduct a review of certain financial disbursements, intercompany balances, and related journal entries. On October 21, 2025, Oh & Chung issued the Independent Accountant’s Report which identified inconsistencies, missing information and documentation, and other inaccuracies in the Company’s Previously Issued Financial Statements (the “Inaccuracies”). The Audit Committee reviewed the Independent Accountant’s Report and identified the following five key areas for a fact-finding review:

1.	Loans to and from intercompany entities;
2.	Bonus payments related to the Company’s Initial Public Offering;
3.	Fictitious or improperly recorded liabilities of approximately $700,000;
4.	A Warrant issuance to Harang Co.; and
5.	Securities issued without authorization from the Company’s Board of Directors.

At this time, the Company has not fully completed its review and the expected financial impact of the restatements described above is preliminary and subject to change. The Company cannot predict the timing of the Company’s filing of restated financial statements for the affected annual and quarterly periods referenced above. The Company is assessing possible legal action related to these matters. The Company will also pursue the clawback of all erroneously awarded Incentive-based Compensation from Executive Officers in compliance with its Clawback Policy.

As a result of the Inaccuracies, Company management has determined that there are material weaknesses in the design and operating effectiveness of internal controls over financial reporting as of and for the financial periods reported in the Previously Issued Financial Statements. The Company has already undertaken steps to improve the system of evaluating and implementing the accounting standards that apply to its financial statements, including significantly enhancing its accounting team through the recent appointment of Jaeho Yoon to serve as the Company’s Chief Financial Officer, as disclosed in the Company’s Form 8-K filed on October 27, 2025. As disclosed in the Company’s Form 8-K filed on October 14, 2025, and on October 27, 2025, the Company has also appointed Andrew Yun to serve on its Board of Directors and as its Chief Compliance Officer to strengthen the Company’s internal controls, legal compliance, and corporate governance functions.

The Audit Committee has discussed the matters disclosed in Item 4.02 of this Current Report on Form 8-K with Oh & Chung. The Company has also resolved to appoint a new independent registered accounting firm as its audit firm.

Caution Regarding Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the outcome of the matters described in this Report. These statements are based on current expectations as of the date of this Report and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. These risks include, without limitation, the timely completion of the restatements of the Previously Issued Financial Statements and amended Reports, the risk that additional information may become known prior to the expected filing with the SEC of the amended Reports or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements, uncertainties around the effectiveness of the Company’s internal control over financial reporting and the effectiveness of the Company’s disclosure controls and procedures, potential legal or regulatory action related to the Inaccuracies, and the potential impact on the Company’s business and any market reaction to any announcements regarding any of the foregoing and other risks detailed in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this filing.

Item 9.01 - Financial Statements and Exhibit

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2025

VESTAND INC.

By:	/s/ Jiwon Kim
Name:	Jiwon Kim
Title:	Chief Executive Officer